Subsequent events	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Subsequent events

42.  Subsequent events

On 8 January 2021, the Group announced that its subsidiary, Turkcell Odeme, shall issue management agreement based lease certificates in accordance with capital markets legislation through an asset leasing company at an amount of up to TL 200,000, with maturities up to 12 months, in the domestic market, in one or more tranches, without public offering, as private placement and/or to be sold to institutional investors.

In accordance with the resolution of TOGG’s board of directors, the Group made capital advance payments to TOGG amounting to TL 103,626 in January,  February and March 2021.

On 15 April 2021, the Company’s General Assembly has approved a dividend distribution for the year ended 31 December 2020 amounting to TL 2,585,787; this represents a gross cash dividend of full TL 1.17536 per share. The dividend will be paid to the shareholders in three instalments on 30 April, 30 July and 27 October 2021.

On 22 April 2021, a temporary article is added to the Turkey’s Corporate Tax Law No. 5220 which was published in the Official Gazette. The Law increases the corporate tax rate under Corporate Tax Law from the current 20% rate to 25% for the tax year 2021 and to 23% rate for the tax year 2022; the change took effect on the Law’s date of publication. It is expected to continue with 20% afterwards.